ESCROW AGREEMENT

This is an Escrow Agreement (the "Agreement") made effective as of the 28th day of June, 2010, by New Holdborn Ltd. ("NH"), Groen Brothers Aviation, Inc. ("GBA"), and Columbia Corporate Services, Inc. ("Escrow Agent"), with respect to the following facts:

A. Pursuant to the terms of the GBA Note Purchase Agreement (i) GBA will issue a U.S.$4,000,000.00 promissory note to NH (the "Note"), for the consideration of U.S. Four Million (U.S.$4,000,000.00) (the "Funds").

B. NH and GBA desire to have Escrow Agent act as recipient and distributor of the Note and Funds for the transaction contemplated by the Note purchase.

C. Escrow Agent has agreed to act in such capacity for the disbursement of the Note and Funds referenced above.

NOW, THEREFORE, the parties agree as follows:

1. **Deposit into Escrow**. Upon execution of this Agreement, NH shall deliver the Funds to the Escrow Agent by wire transfer.

2. **Delivery of Securities**. GBA or its agent shall deliver to the Escrow Agent by overnight courier the Note.

3. **Term of Escrow.** This Agreement shall commence upon delivery of either the Note or the Funds to Escrow Agent, and shall terminate upon final distribution of the Funds and the Note pursuant to the terms of this Agreement.

4. **Distributions from Escrow**

4.1 **Funds.** U.S. $500,000.00 shall be distributed to GBA or its designee by the Escrow Agent upon receipt. The remaining balance of U.S. $3,500,000.00 shall be distributed to the holders of Series B Preferred Stock of Groen Brothers Aviation, Inc as set out in Appendix A for the purpose of retiring said shares. The Funds may be distributed prior to receipt of the Note, and shall be wire transferred according to the instructions provided in Appendix B.

4.2 **Securities.** The Note shall be distributed to NH or its designee by the Escrow Agent upon receipt. The Note may be distributed prior to receipt of the Funds.

5. **Miscellaneous**

5.1 **Attorneys' Fees.** In the event of any legal action or arbitration to enforce or interpret this Escrow Agreement, or otherwise related to this Escrow Agreement, or in the event a petition in bankruptcy is filed by or on behalf of a party, the prevailing party, in addition to all other sums that the other party may be required to pay, shall be entitled to recover such additional sum for the prevailing party's attorney fees and costs, as the applicable court or arbitrator determines to be reasonable in the action, including any proceeding at trial, on appeal, or on petition for review, and in any bankruptcy proceeding.

5.2 Escrow Agent's Limited Duties. In consideration of Escrow Agent's acceptance of this Escrow Agreement, NH and GBA agree that Escrow Agent's obligations and duties in connection with this Agreement are confined to those specifically enumerated in this Agreement; that Escrow Agent shall not be in any manner liable or responsible for the sufficiency, correctness, genuineness, or validity of any instruments deposited with Escrow Agent, or with reference to the form of execution of the instruments or the identity, authority, or rights of any person executing or depositing the instruments; that Escrow Agent is under no obligation to ascertain the terms or conditions of any instruments or to comply in any respect with the terms of the instruments.

5.3 Indemnification. NH and GBA agree to indemnify and hold the Escrow Agent harmless against and in respect of:

5.3.1. All obligations and liabilities, whether accrued, absolute, fixed, contingent or otherwise arising with regard to the transaction at present or in the future.

5.3.2. All reasonable costs, damages, penalties, disbursements and expenses (including attorneys' fees) incurred by the Escrow Agent, directly or indirectly, in connection with any action, suit, proceeding, demand, assessment or judgment or any other claim incident to any of the matters related to this Agreement or the transactions contemplated and referred to by this Agreement.

5.4 Notices. Any notice, direction, or other instrument required or permitted to be given under this Agreement shall be in writing and may be given by delivering the same or sending the same by electronic communication or by registered or certified mail, postage prepaid, addressed to the applicable address shown below. Any notice, direction, or other instrument, if delivered, shall be deemed to have been given on the date on which it was delivered. If transmitted by electronic communication, it shall be deemed to have been given at the opening of business in the office of the addressee on the business day next following its transmission. If mailed, it shall be deemed to have been given on the fifth business day following its mailing. In this paragraph, "business day" means any day except Saturday, Sunday, or a statutory holiday. Any party may change its address for notice from time to time by notice given to the other parties in accordance with the notice procedures.

If to NH :
Grand Rue 3, 6th Floor
1820 Montreux
Switzerland

If to GBA:
2640 West California
Salt Lake City, UT 84104
USA

If to Escrow Agent:
701 Fifth Avenue, Suite 2800
Seattle, WA 98104
USA

5.5 Amendment. This Agreement may be amended only by agreement in writing and executed by NH, GBA, and Escrow Agent.

5.6 Successors and Assigns. This Agreement shall be binding on and inure to the benefit of each of the parties to this Agreement and their respective successors and assigns.

5.7 Counterparts. This Agreement may be executed in two or more counterparts or by facsimile or electronically, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.

5.9 Waiver. A provision of this Agreement may be waived only by a written instrument executed by the party waiving compliance. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Failure to enforce any provision of this Agreement shall not operate as a waiver of such provision or any other provision.

5.10 Time of Essence. Time is of the essence for each and every provision of this Agreement.

5.11 Severability. If any provision of this Agreement shall be invalid or unenforceable in any respect for any reason, the validity and enforceability of any such provision in any other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

New Holdborn Ltd.	Groen Brothers Aviation, Inc.
By: ______________________	By: /s/ David Groen
Steve Stevanovich, Director	

Escrow Agent:

Columbia Corporate Services, Inc.

By: ______________________
Its: ______________________

Appendix A

5.5 **Amendment.** This Agreement may be amended only by agreement in writing and executed by NH, GBA, and Escrow Agent.

5.6 **Successors and Assigns.** This Agreement shall be binding on and inure to the benefit of each of the parties to this Agreement and their respective successors and assigns.

5.7 **Counterparts.** This Agreement may be executed in two or more counterparts or by facsimile or electronically, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5.8 **Governing Law.** This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.

5.9 **Waiver.** A provision of this Agreement may be waived only by a written instrument executed by the party waiving compliance. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Failure to enforce any provision of this Agreement shall not operate as a waiver of such provision or any other provision.

5.10 **Time of Essence.** Time is of the essence for each and every provision of this Agreement.

5.11 **Severability.** If any provision of this Agreement shall be invalid or unenforceable in any respect for any reason, the validity and enforceability of any such provision in any other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

New Holdborn Ltd.

By: [signature]
Steve Stevanovich, Director

Groen Brothers Aviation, Inc.

By: ____________________

Escrow Agent:

Columbia Corporate Services, Inc.

By: ____________________
Its: ____________________

5.5 Amendment. This Agreement may be amended only by agreement in writing and executed by NH, GBA, and Escrow Agent.

5.6 Successors and Assigns. This Agreement shall be binding on and inure to the benefit of each of the parties to this Agreement and their respective successors and assigns.

5.7 Counterparts. This Agreement may be executed in two or more counterparts or by facsimile or electronically, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.

5.9 Waiver. A provision of this Agreement may be waived only by a written instrument executed by the party waiving compliance. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Failure to enforce any provision of this Agreement shall not operate as a waiver of such provision or any other provision.

5.10 Time of Essence. Time is of the essence for each and every provision of this Agreement.

5.11 Severability. If any provision of this Agreement shall be invalid or unenforceable in any respect for any reason, the validity and enforceability of any such provision in any other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

New Holdborn Ltd.

By: ______________________________
Steve Stevanovich, Director

Groen Brothers Aviation, Inc.

By: ______________________________

Escrow Agent:

Columbia Corporate Services, Inc.

By: [signature]
Its: Secretary

Appendix A

	Shares	Amount
WSSMF LP	1,991.73	1,991,730.00
WSSF II LP	71.89	71,890.00
WSSF II Ltd	599.11	599,110.00
CSGF Ltd	837.27	837,270.00

Appendix B

Incoming wire instruction for Capital Strategies Fund Ltd.

Bank Name: Credit Suisse AG
Swift : CRESCHZZ80A
Bank Address: Rue du lion d'Or 5-7, 1002 Lausanne
Account Name: Capital Strategies Fund Ltd.
IBAN number : CH74 0483 5072 7813 7200 0
Account Number: 72781372

Incoming wire instruction for Westford Special Situations Master Fund L.P.

BANK NAME: THE BANK OF NEW YORK MELLON, NEW YORK
SWIFT: IRVTUS3N
ACCOUNT NUMBER: 8900285451
ACCOUNT NAME: THE BANK OF NEW YORK MELLON, BRUSSELS
Bank Address: 46 Rue Montoyerstraat, B-1000 Brussels, Belgium
SWIFT: IRVTBEBB
FURTHER CREDIT TO: WESTFORD SPECIAL SITUATIONS MASTER FUND LP
A/C#: 8104088400

Incoming wire instruction for Westford Special Situations Fund II L.P.

BANK NAME: THE BANK OF NEW YORK MELLON, NEW YORK
SWIFT: IRVTUS3N
ACCOUNT NUMBER: 8900285451
ACCOUNT NAME: THE BANK OF NEW YORK MELLON, BRUSSELS
Bank Address: 46 Rue Montoyerstraat, B-1000 Brussels, Belgium
SWIFT: IRVTBEBB
FURTHER CREDIT TO: WESTFORD SPECIAL SITUATIONS FUND II LP
A/C#: 810424840

Incoming wire instruction for Westford Special Situations Fund II Ltd.

BANK NAME: THE BANK OF NEW YORK MELLON, NEW YORK
SWIFT: IRVTUS3N
ACCOUNT NUMBER: 8900285451
ACCOUNT NAME: THE BANK OF NEW YORK MELLON, BRUSSELS
Bank Address: 46 Rue Montoyerstraat, B-1000 Brussels, Belgium
SWIFT: IRVTBEBB
FURTHER CREDIT TO: WESTFORD SPECIAL SITUATIONS FUND II LTD
A/C#: 8104168400

Incoming wire instruction for Groen Brothers Aviation Inc.:

JP Morgan Chase Bank
1295 South Redwood Road, Salt Lake City, UT 84104
SWIFT Code: CHASUS33
ABA number: 021000021
Account Name: Groen Brothers Aviation Inc.
Account Number: 900424938